Insurance	12 Months Ended
Dec. 31, 2018
Insurance [Abstract]
Insurance
Insurance

Securities owned by GALIC, having a carrying value of approximately $26 million at December 31, 2018, were on deposit as required by regulatory authorities.

FHLB Funding Agreements   GALIC is a member of the Federal Home Loan Bank of Cincinnati (“FHLB”). The FHLB makes advances and provides other banking services to member institutions. Members are required to purchase stock in the FHLB in addition to maintaining collateral deposits that back any funds advanced. GALIC’s $47 million investment in FHLB capital stock at December 31, 2018 is included in other investments at cost. Membership in the FHLB provides the annuity operations with an additional source of liquidity. These advances further the FHLB’s mission of improving access to housing by increasing liquidity in the residential mortgage-backed securities market. In the fourth quarter of 2018, GALIC refinanced the terms on a $40 million advance to extend the maturity and the FHLB advanced GALIC $225 million, increasing the total amount advanced to $1.10 billion (included in annuity benefits accumulated) at December 31, 2018. In 2017, GALIC refinanced the terms on advances totaling $831 million, which lowered the weighted average spread over LIBOR. Interest rates under the various funding agreements on the advances range from 0.15% to 0.24% over LIBOR (average rate of 2.68% at December 31, 2018). While these advances must be repaid between 2019 and 2021 ($445 million in 2019, $40 million in 2020 and $611 million in 2021), GALIC has the option to prepay all or a portion of the advances. GALIC has invested the proceeds from the advances in fixed maturity securities with similar expected lives as the advances for the purpose of earning a spread over the interest payments due to the FHLB. The advances on these agreements are collateralized by fixed maturity investments, which have a total fair value of $1.28 billion (included in available for sale fixed maturity securities) at December 31, 2018. Interest credited on the funding agreements, which is included in annuity benefits, was $20 million in 2018, $14 million in 2017 and $8 million in 2016.

Statutory Information   GALIC and its insurance subsidiaries are required to file financial statements with state insurance regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Net earnings and capital and surplus on a statutory basis for GALIC and its insurance subsidiaries were as follows (in millions):

	Net Earnings			Capital and Surplus
	2018	2017	2016	2018	2017
GALIC consolidated life insurance companies	$802	$286	$167	$2,701	$2,132

In the fourth quarter of 2018, GALIC entered into a reinsurance treaty with Hannover Life Reassurance Company of America that transfers the risk of certain surrender activity in GALIC’s fixed-indexed annuity business. This treaty meets the statutory risk transfer rules and resulted in a $510 million increase in statutory surplus (through an after-tax reserve credit), which is reflected in the life insurance companies capital and surplus in the table above. Under GAAP, this transaction does not meet the GAAP insurance risk transfer criteria and did not have a material impact on GALIC’s financial statements.

The National Association of Insurance Commissioners’ (“NAIC”) model law for risk based capital (“RBC”) applies to life insurance companies. RBC formulas determine the amount of capital that an insurance company needs so that it has an acceptable expectation of not becoming financially impaired. Companies below specific trigger points or ratios are subject to regulatory action. At December 31, 2018 and 2017, the capital ratios of GALIC and its life insurance companies substantially exceeded the RBC requirements. GALIC did not use any prescribed or permitted statutory accounting practices that differed from the NAIC statutory accounting practices at December 31, 2018 or 2017.

GALIC paid dividends to GAFRI totaling $60 million, $225 million and $140 million in 2018, 2017 and 2016, respectively. The maximum amount of dividends that can be paid to shareholders in 2019 by life insurance companies domiciled in the State of Ohio without prior approval of the Insurance Commissioner is the greater of 10% of statutory surplus as regards to policyholders or statutory net earnings as of the preceding December 31, but only to the extent of statutory earned surplus as of the preceding December 31. The maximum amount of dividends payable in 2019 by GALIC without prior approval is $768 million, based on net earnings. The maximum amount of dividends receivable from GALIC’s subsidiaries in 2019 without prior approval is $36 million.

Reinsurance   GALIC has reinsured approximately $7.69 billion of its $10.82 billion in face amount of life insurance at December 31, 2018 compared to $8.32 billion of its $12.05 billion in face amount of life insurance at December 31, 2017. Life written premiums ceded were $22 million, $28 million and $31 million for 2018, 2017 and 2016, respectively. Reinsurance recoveries on ceded life policies were $41 million, $38 million and $44 million for 2018, 2017 and 2016, respectively. GALIC would remain liable to its insureds regardless of whether a reinsurer is able to meet its obligations.

Fixed Annuities   For certain products, the liability for “annuity benefits accumulated” includes reserves for excess benefits expected to be paid on future deaths and annuitizations, guaranteed withdrawal benefits and accrued persistency and premium bonuses. The liabilities included in GALIC’s Balance Sheet for these benefits, excluding the impact of unrealized gains on securities, were as follows at December 31 (in millions):

	2018	2017
Expected death and annuitization	$229	$228
Guaranteed withdrawal benefits	472	357
Accrued persistency and premium bonuses	1	3

Variable Annuities   At December 31, 2018, the aggregate guaranteed minimum death benefit value (assuming every variable annuity policyholder died on that date) on GALIC’s variable annuity policies exceeded the fair value of the underlying variable annuities by $35 million, compared to $15 million at December 31, 2017. Death benefits paid in excess of the variable annuity account balances were less than $1 million in each of the last three years ended December 31, 2018, 2017 and 2016.